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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 15, 2003

                         EBANK FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           GEORGIA                 000-24043                   58-2349097
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)

                        2410 Paces Ferry Road, Suite 190
                              Atlanta Georgia 30339
                              (Address of Principal
                               Executive Offices)


                                 (770) 863-9225
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

     ebank Financial Services, Inc. announced that it has commenced a private offer directed exclusively to existing holders of its 8% Series A Convertible Preferred Stock, $0.01 par value ("Series A Preferred") to exchange shares of its common stock and new warrants to purchase its common stock for all 2,410,000 issued and outstanding shares of its Series A Preferred and all of the warrants to purchase an aggregate of 1,215,000 shares of its common stock which were issued in connection with the original purchase of the Series A Preferred. The exchange offer is described in the press release attached hereto as Exhibit 99.1.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EBANK FINANCIAL SERVICES, INC.



Date: May 15, 2003                   By:    /s/ James L. Box
                                         --------------------------------
                                         James L. Box
                                         Chief Executive Officer


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